                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

              Fotoball USA, Inc.                            .
     ---------------------------------------------------------
     (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:


      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:
                                                            --------------------
      5)    Total fee paid:
                           -----------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:__________________________________
      2)       Form, Schedule or Registration Statement No.:____________________
      3)       Filing Party:____________________________________________________
      4)       Date Filed:______

                               FOTOBALL USA, INC.
                                 6740 COBRA WAY
                           SAN DIEGO, CALIFORNIA 92121

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 18, 2003

                               -------------------

TO THE HOLDERS OF COMMON STOCK OF FOTOBALL USA, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Fotoball USA, Inc. (the "Corporation") will be held at 1:30 P.M., local time, on June 18, 2003, at the Wyndham Garden Hotel located at 5975 Lusk Boulevard, San Diego, California, for the following purposes:

          1. To elect two (2) directors of the Corporation to hold office until the 2006 Annual Meeting of Stockholders and until the election and qualification of his successor.

          2. To increase the number of the Corporation's shares of common stock reserved for issuance under the Corporation's 1998 Stock Option Plan from 800,000 to 1,100,000.

          3. To ratify the selection of KPMG LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 2003.

          4. To transact such other business as may properly come before the meeting or any and all adjournments thereof.

         Only holders of record of the Corporation's common stock at the close of business on April 21, 2003 are entitled to receive notice of, and to vote at, the meeting and any adjournment(s) thereof. Such stockholders may vote in person or by proxy. The stock transfer books of the Corporation will not be closed.

         Stockholders who find it convenient are cordially invited to attend the meeting in person. If you are not able to do so and wish that your shares be voted, you are requested to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States.

                                            By Order of the Board of Directors,


                                            /s/ Karen M. Betro
                                            ---------------------------------
                                            KAREN M. BETRO
                                            Secretary
Dated:  May 19, 2003

                               FOTOBALL USA, INC.
                                 6740 COBRA WAY
                           SAN DIEGO, CALIFORNIA 92121
                                -----------------

                                 PROXY STATEMENT
                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 18, 2003
                                -----------------

         This statement is furnished in connection with the solicitation by the Board of Directors of Fotoball USA, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 1:30 P.M., local time, on June 18, 2003, at the Wyndham Garden Hotel located at 5975 Lusk Boulevard, San Diego, California, and at any adjournment(s) thereof. If proxy cards in the accompanying form are properly executed and returned, the shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), represented thereby will be voted as instructed on the proxy card, but if no instructions are given, such shares will be voted (1) for the election as director of the Board of Directors of the nominees below, (2) for the increase of the number of shares of Common Stock reserved for the issuance under the 1998 Stock Option Plan (the "Plan") from 800,000 to 1,100,000 (3) for the ratification of KPMG LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 2003 and
(4) in the discretion of the proxies named in the proxy card on any other proposals properly to come before the meeting or any adjournment thereof.

         Any proxy may be revoked prior to its exercise, but the attendance at the meeting by any stockholder who has previously given a proxy will not have the effect of revoking the proxy unless such stockholder delivers written notice of revocation to the secretary of the meeting prior to the exercise of the proxy. The approximate date of mailing of this proxy statement and the accompanying proxy card is May 19, 2003.

                                     VOTING

         Holders of record of the Common Stock on April 21, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, there were 3,651,501 shares of Common Stock outstanding and entitled to vote and a majority, or 1,825,751 of these shares, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the meeting, including the election of the directors named herein.

         The favorable vote of a plurality of the votes cast at the meeting is necessary to elect the directors nominated for election at the meeting. The favorable vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting is necessary to approve an increase of the number of shares of Common Stock reserved for issuance under the Plan from 800,000 to 1,100,000 and to ratify the selection of KPMG LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 2003. Abstentions will have the same effect as votes against the proposals. Broker non-vote (i.e. where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be disregarded for the proposal with respect to election of the director set above and will have no effect on the outcome of the votes for such proposal. However, broker non-votes will be treated as abstentions for the proposal with respect to amendment of the Plan set forth above and the ratification of KPMG LLP set forth above and will have the same effect as a vote against such proposals. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ABOVE.

                              ELECTION OF DIRECTORS

         The Corporation's Certificate of Incorporation and By-laws provide for a Board of Directors divided into three classes of directors serving staggered three-year terms. The Board of Directors currently consists of six members. At the forthcoming meeting to be held on June 18, 2003, two directors from the third class will be elected for terms that expire on the date of the 2006 Annual Meeting of Stockholders. The Board of Directors has recommended Michael Favish and John J. Shea, as the nominees for election as directors from such class. The continuing directors from the first class, Nicholas A. Giordano and James D. McQuaid are serving terms that expire on the date of the 2004 Annual Meeting of Stockholders and the continuing directors from the second class, Scott P. Dickey and Joel K. Rubenstein, are serving terms that expire on the date of the 2005 Annual Meeting of Stockholders.

         UNLESS OTHERWISE SPECIFIED IN THE ACCOMPANYING PROXY, THE SHARES VOTED PURSUANT THERETO WILL BE CAST FOR MICHAEL FAVISH AND JOHN J. SHEA AS DIRECTORS FROM THE THIRD CLASS, TO HOLD OFFICE UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSOR SHALL BE DULY ELECTED AND SHALL HAVE QUALIFIED. If, for any reason, at the time of election, Michael Favish or John
J. Shea should be unwilling to accept nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that Michael Favish or John J. Shea will be unable or unwilling to serve as a director, if elected.

         Information with respect to the Corporation's directors is set forth below.


--------------------------------------------------------------------------------------------------------------------------------
                                                                     POSITIONS PRESENTLY HELD                 HAS BEEN A
                  NAME                      AGE                      WITH THE CORPORATION                     DIRECTOR SINCE
--------------------------------------------------------------------------------------------------------------------------------
           CURRENT NOMINEES:
             Michael Favish                 54                         Chairman, Chief Executive                  1988
                                                                       Officer and Director

              John J. Shea                  65                         Director                                   1999

        DIRECTOR FROM FIRST CLASS:
          Nicholas A. Giordano              60                         Director                                   1998

           James D. McQuaid                 65                         Director                                   2003

       DIRECTOR FROM SECOND CLASS:
            Scott P. Dickey                 37                         President, Chief Operating                 2003
                                                                       Officer and Director

           Joel K. Rubenstein               66                         Director                                   1994


         MICHAEL FAVISH has served as a director of the Corporation since his founding of the Corporation in December 1988 and as Chairman and Chief Executive Officer since April 2001 and as President, Chief Executive Officer and a director of the Corporation from March 1994 to April 2001. Mr. Favish has over 27 years of product design, manufacturing and sourcing experience and has established a number of strategic international sourcing alliances.

         JOHN J. SHEA has served as director of the Corporation since August 1999. Mr. Shea served as President and Chief Executive Officer of Spiegel, Inc. from 1985 through 1997 and Vice Chairman of Spiegel from 1989 to 1997. Before joining Spiegel, Mr. Shea worked 21 years at the John Wanamaker Corporation, Philadelphia, serving ultimately as Senior Vice President and a member of the Executive Board. Mr. Shea also served as a member of the Advisory Board of the Kellogg Graduate School of Management at Northwestern University, as the Chairman of the Board of Trustees of LaSalle University and as Chairman of the Board of the National Retail Federation, the world's largest retail trade association. Mr. Shea is currently serving, and has served, as a member of the Board of Directors of Pulte Corporation, a publicly-held corporation, since January 1995.

         NICHOLAS A. GIORDANO has served as a director of the Corporation since July 1998. In July 1998, Mr. Giordano was appointed interim President of LaSalle University for a one-year term. Additionally, from 1971 through August 1997, Mr. Giordano held various positions at The Philadelphia Stock Exchange, including from 1981 to 1997 as President and Chief Executive Officer. He also served as Chairman of the Board of the exchange's two subsidiaries: Stock Clearing Corporation of Philadelphia and Philadelphia Depository Trust Corporation. Mr. Giordano's previous business experience includes serving as Chief Financial Officer at two brokerage firms (1968-1971) and as a Certified Public Accountant at Price Waterhouse (1965-1971). Mr. Giordano is currently serving on the Board of Directors of Daisytek International and Selas Corporation of America, both of which are publicly-held corporations. Mr. Giordano is also currently serving on the Board of Directors of Kalmar Investments Inc. and the Board of Trustees of WT Mutual Fund, both of which are publicly-held investment companies.

         JAMES D. MCQUAID has served as director of the Corporation since January 2003. In 1997 Mr. McQuaid co-founded MFM Asset Management, a broker/dealer that was sold to Wunderlick Securities, Inc. in 2001. Mr. McQuaid served as President of Marketing Electronics Corp. from 1969 until its merger into Metromail Corp. in 1979. While at Metromail Corp. Mr. McQuaid served as Executive Vice President from 1979 to 1985, President from 1985 to 1989 and Chairman from 1989 to 1996 and continued to serve as a consultant to Metromail Corp. until 2001. Metromail Corp. went public in 1984 and was sold to R.R. Donnelley & Sons in 1987. Prior to Marketing Electronics Corp., Mr. McQuaid worked eight years in various positions for Spiegel, Inc., Montgomery Ward and Consumer Systems Corp. Mr. McQuaid has also served as a member and Chairman of the Direct Marketing Association's Board of Directors for 12 years. Currently, Mr. McQuaid serves as a member of the Northwestern University Cancer Center Development Advisory Committee.

         SCOTT P. DICKEY has served as a director of the Corporation since January 2003 and as President and Chief Operating Officer of the Corporation since April 2001. Prior to joining Fotoball, from July 1999 to December 2000, Mr. Dickey served as the Chief Operating Officer and Senior Vice President of Business Development for Sundance, a privately held entertainment organization. From July 1997 through July 1999, Mr. Dickey was Director of Sales and Marketing for Disney Regional Entertainment, a division of The Walt Disney Company. From January 1994 to July 1997, Mr. Dickey was the Director and Group Manager of Marketing and Sales for the National Basketball Association. From August 1991 to December 1993, Mr. Dickey was the Business Manager of Team Sports for Spalding Sports Worldwide.

         JOEL K. RUBENSTEIN has served as a director of the Corporation since August 1994. From April 1990 through April 1992 and from March 1994 to present, Mr. Rubenstein has been a partner of the Contrarian Group, Inc., an operating management company. In addition, from April 1994 to present, Mr. Rubenstein has been a principal of Oracle One Partners, Inc., a marketing management company. From April 1992 through March 1994, Mr. Rubenstein served as the Senior Project Manager, Business & Economic Development for Rebuild L.A., the recovery organization created after the Los Angeles riots. Prior to such time, from January 1985 through April 1990, Mr. Rubenstein served as the Vice President, Corporate Marketing for Major League Baseball, Office of the Commissioner.

DIRECTOR COMPENSATION

         Directors who are not employees of the Corporation receive cash compensation of $15,000 per calendar year and $2,500 per meeting attended and options to purchase 5,000 shares of Common Stock under the Plan on July 1 of each year of service on the Board of Directors at the price equal to the then fair market value of the Common Stock. All directors are reimbursed for reasonable expenses incurred in connection with attendance of meetings. If the proposed amendment to the Plan is not adopted the shares to be issued under the Plan for directors on July 1, 2003 will either be postponed or issued outside of the Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers and persons who own beneficially more than ten percent of the Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Officers, directors and persons owning more than ten percent of the Common Stock are required to furnish the Corporation with copies of all such reports. To the Corporation's knowledge, based solely on a review of copies of such reports furnished to the Corporation, the Corporation believes that, during fiscal 2002, all Section 16(a) filing requirements applicable to its officers, directors and persons owning beneficially more than ten percent of the Common Stock were in compliance except for a Form 4 for Michael Favish filed in November 2002 and a Form 3 for Arthur E. McElfresh filed in December 2002, both of which incorrectly listed stock options granted. Mr. Favish and Mr. McElfresh each filed a Form 4 in February 2003 to correct the reporting error.

STOCK OWNERSHIP

         The following table sets forth certain information as of April 21, 2003 with respect to the Common Stock of the Corporation beneficially owned by (a) all persons known to the Corporation to own beneficially more than 5% of any class of voting security of the Corporation, (b) all directors and nominees, (c) the Named Executives (as defined under the caption "Executive Compensation") and
(d) all executive officers and directors of the Corporation as a group.

-------------------------------------------------------------------------------------------------
                                   SUMMARY OF BENEFICIAL OWNERSHIP
-------------------------------------------------------------------------------------------------
                                                    AMOUNT OF BENEFICIAL       PERCENT OF STOCK
NAME                                                    OWNERSHIP (1)            OWNERSHIP (1)
-------------------------------------------------------------------------------------------------
Michael Favish                                                 576,086 (2)          15.8%
Nicholas A. Giordano                                            32,500 (3)           0.9%
Joel K. Rubenstein                                              35,000 (4)           1.0%
John J. Shea                                                    44,000 (5)           1.2%
James D. McQuaid                                                    --                --
Scott P. Dickey                                                170,938 (6)           4.7%
Thomas R. Hillebrandt                                           29,167 (7)           0.8%
Jon D. Schneider                                                    -- (8)            --
Steven B. Katzke                                                19,696 (9)           0.5%
Other officers                                                  66,167               1.8%
                                                    ---------------------------------------------
All officers and directors as a group (11 persons)             973,554              26.7%
                                                    =============================================

(1) This table identifies persons and entities having beneficial ownership with respect to the shares set forth opposite their names as of April 21, 2003, according to information furnished to the Corporation by each of them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the conversion of convertible securities or the exercise of warrants or options. The percent of Common Stock ownership is based on 3,651,501 shares of Common Stock outstanding and assumes that in each case the person or entity only, or the group only, exercised his or its rights to purchase all shares of Common Stock underlying stock options and warrants.

(2) Includes 110,000, 10,000, 7,000 and 15,333 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.69, $2.69, $6.63 and $2.00, respectively.

(3)  Includes 5,000, 5,000, 5,000, 5,000, and 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $2.38, $4.75, $4.00, $1.90 and $4.55, respectively.

(4)  Includes 7,500, 5,000, 5,000, 5,000, 5,000 and 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.69, $2.38, $4.75, $4.00, $1.90 and $4.55, respectively.

(5) Includes 5,000, 5,000, 5,000 and 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $4.84, $4.00, $1.90 and $4.55, respectively.

(6) Includes 125,000 and 35,938 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.12 and $1.61, respectively.

(7) Includes 13,334 and 13,333 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $3.81 and $2.00, respectively.

(8) All options were exercised or lost on February 27, 2003, due to Mr. Schneider's resignation.

(9) Includes 10,000, 3,334, 5,000 and 7,000 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.69, $2.69, $6.63 and $2.00, respectively.

     For the year ended December 31, 2002 the Corporation had the following compensation plans under which it has authorized the issuance of equity securities.

                                           NUMBER OF
                                       SECURITIES TO BE
                                          ISSUED UPON        WEIGHTED AVERAGE
                                          EXERCISE OF         EXERCISE PRICE           NUMBER OF
                                          OUTSTANDING         OF OUTSTANDING          SECURITIES
                                           OPTIONS,              OPTIONS,              REMAINING
                                         WARRANTS AND          WARRANTS AND          AVAILABLE FOR
    Plan Category                           RIGHTS                RIGHTS.           FUTURE ISSUANCE
-----------------------------------    ------------------    ------------------    ------------------
    Equity compensation plans
    approved by security holders             618,525                  $2.33                  12,850

    Equity compensation plans not
    approved by security holders
                                              61,200                  $5.05                      --
                                       --------------        ------------------    ------------------

   Total                                     679,725                  $2.57                  12,850
                                       ==============        ==================    ==================


                       MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 2002, the Board of Directors held five meetings. During such period, each of the then-current directors of the Corporation attended 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which such director served.

         The Board of Directors has standing audit, compensation and nominating/corporate governance committees.

         The members of the audit committee are Nicholas A. Giordano (Chairman), John J. Shea and Joel K. Rubenstein. The audit committee's primary responsibilities are described below under the heading Report of the Audit Committee. The audit committee held nine meetings during the year ended December 31, 2002.

         The members of the compensation committee are Joel K. Rubenstein (Chairman), John J. Shea and Nicholas A. Giordano. The compensation committee's primary responsibilities are described below under the heading Report of the Compensation Committee. The compensation committee held one meeting during the year ended December 31, 2002.

         The members of the nominating/corporate governance committee are John
J. Shea (Chairman), Joel K.

Rubenstein and Nicholas A. Giordano. The primary objectives of the nominating/corporate governance committee are to assist the Board of Directors of the Corporation by: (i) developing and recommending to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Corporation; (ii) identifying individuals qualified to become Board of Director members and recommending that the Board of Directors select a group of director nominees for each next annual meeting of the Corporation's stockholders; and (iii) ensuring that the audit, compensation and nominating/corporate governance committees of the Board of Directors shall have the benefit of qualified and experienced "independent" directors. The nominating/corporate governance committee held one meeting during the year ended December 31, 2002.


                          REPORT OF THE AUDIT COMMITTEE

         The following report of the audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Corporation filing under the Securities Act of 1933 or by the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this report by reference therein.

         During fiscal 2000, the audit committee of the Board of Directors developed a charter for the audit committee, which was approved by the full Board of Directors on May 13, 2000 and subsequently amended by the audit committee on November 19, 2002 to comply with the provisions of the Sarbanes-Oxley Act of 2002, and is attached as Appendix "A." The audit committee's primary duties and responsibilities under the charter, which reflects standards set forth in the new Securities and Exchange Commission regulations and National Association of Securities Dealers ("NASD") rules, are to:

o Monitor and review the accuracy and fairness of the Corporation's financial reports and monitor and ensure the adequacy of the Corporation's systems of internal controls regarding finance, accounting, and legal compliance.
o Monitor the independence and performance of the Corporation's independent auditors.
o Provide an avenue of communication among the Corporation's independent auditors, management and the Board of Directors.

         The audit committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities and it shall have direct access to the Corporation's independent auditors as well as anyone in the organization. The audit committee has the ability to retain, at the Corporation's expense, special legal, accounting, or other consultants or advisors it deems necessary in the performance of its duties or to assist in the conduct of any investigation.

         Audit committee members shall meet the requirements of the Securities and Exchange Commission, the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The members of the audit committee are independent (as independence is defined in Rule 4200(a) of the NASD listing standards).

         The audit committee has regular meetings at least four times per year (all of which coincide with, and precede, the Corporation's public announcement of its quarterly and annual results) or more frequently as circumstances dictate.

         The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has also discussed with the Corporation's independent auditors the matters required to be discussed by SAS 61 (Statement on Auditing Standards, Communications with Audit Committees), including the auditor responsibility under Generally Accepted Auditing Standards, Significant Accounting Policies, Management Judgements and Accounting Estimates, Significant Audit Adjustments, as well as any difficulties encountered in performing the audit or issues discussed prior to retention, or any consultation with other accountants. The audit committee has received written disclosure from the Corporation's independent auditors regarding their independence, as required by Independence Standards Board Standard No. 1.

         Based on the review and discussion included above, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the Corporation's Annual Report on Form 10-K.

Members of the Audit Committee

Nicholas A. Giordano, Chairman
Joel K. Rubenstein
John J. Shea


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The independent public accountants that audited the Corporation's financial statements for the fiscal years ended December 31, 2000, Hollander, Lumer & Co. ("Hollander"), merged with and into Good, Swartz, Brown & Berns LLP ("GSBB"). Effective March 7, 2002, the Corporation dismissed GSBB as the Corporation's independent accountant. Effective March 7, 2002, the Corporation engaged KPMG LLP ("KPMG") as the Corporation's new independent accountants. The dismissal of GSBB and retention of KPMG were approved by the audit committee. The audit committee has determined that a national accounting firm will better serve the Corporation's future auditing needs.

         Hollander's report on the financial statements of the Corporation for the previously audited financial statements for 2000 did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. GSBB's report on the financial statements of the Corporation for 2001 did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. KPMG's report on the financial statements of the Corporation for 2002 did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Corporation's financial statements by Hollander for 2000, by GSBB for 2001 and by KPMG for 2002, there were no disagreements with Hollander, GSBB or KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which if not resolved to Hollander's, GSBB's or KPMG's satisfaction, would have caused Hollander, GSBB or KPMG to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Corporation for 2000, 2001 and 2002, respectively. The term disagreement is utilized in accordance with Instruction 4 to Item 304 of Regulation S-K.

         A representative of KPMG will be present at the Annual Meeting and will have an opportunity to make a statement if the representative so desires to do so. The representative will also be available to respond to appropriate questions from any stockholder present at the meeting.

AUDIT FEES

         KPMG has billed $79,250 for professional services rendered for the audit of the Corporation's annual financial statements for 2002 and the reviews of the financial statements included in the Corporation's Forms 10-Q for 2002.

ALL OTHER FEES

         Because no other services were provided by KPMG in 2002, it was unnecessary for the Corporation's audit committee to consider whether the provision of such services is compatible with maintaining KPMG's independence.


                      REPORT OF THE COMPENSATION COMMITTEE

         Notwithstanding anything to the contrary, the following report of the compensation committee and the performance graph set forth later in this proxy statement does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other corporate filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this report by reference therein, and shall not otherwise be deemed filed under such acts.

         The members of the compensation committee of the Board of Directors meet the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market. The members of the compensation committee are independent (as independence is defined in Rule 4200(a) of the NASD listing standards).

         The principal responsibilities of the compensation committee are to:

o Create, amend, review and approve, subject to submission to the stockholders of the Corporation, if required by law or any applicable regulatory body, the Corporation's compensation and benefit programs applicable to executives (even if also applicable to non-executives).

o Ensure the administration and operation of the Corporation's compensation and benefit programs applicable to executives (even if also applicable to non-executives).

o Review the performance of the executive officers of the Corporation and determine the individual elements of total compensation for the executive officers of the Corporation.

o Grant awards, whether in cash or otherwise, and other benefits pursuant to the Corporation's compensation and benefit programs to executive officers and review and approve the recommendations of the chief executive officer with respect to such awards to non-executive officers.

         The compensation committee has established the following fundamental philosophy for executive compensation: To assist the Corporation in attracting and retaining high quality talent, the Corporation shall provide executives with compensation packages that include a base pay that is competitive in the marketplace and the ability to substantially increase their compensation through performance. The performance component of each executive's compensation package shall be established to assist the Corporation in achieving overall corporate performance goals that ultimately enhance shareholder value.

         In accordance with this philosophy, the Corporation compensates its executives through three primary sources; base pay, a performance-based annual bonus, and stock options. Under this approach the Corporation sees that a significant portion of the compensation for these officers is "at risk."

Base Pay

         The Corporation sets salaries for executives taking into account the competitive marketplace and a subjective assessment of the nature of the position. For the Corporation, this marketplace includes companies of similar size and companies in the sporting goods, novelties and promotions markets. Adjustments to base salaries are based on recommendations from the Chief Executive Officer and the President of the Corporation.

Annual Bonus Plan

         The Corporation maintains a management incentive plan that includes the executive managers and certain other managers. The plan allows for payment of annual cash rewards based on the accomplishment of goals specified by the Corporation. The goals are established based on one or more of the following criteria: gross profit, pre-tax income or any combination of the two.

         Targets are established prior to the beginning of each fiscal year during the budgeting process and approved by the compensation committee. The compensation committee has established three separate pre-tax income targets which, if achieved by the Corporation, would entitle the Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and the Vice President of Operations to bonuses calculated as various percentages of their base salaries.

Stock Options

         The Corporation has in the past utilized incentive stock options to compensate executives primarily as a long-term incentive. From time to time, the compensation committee approves the grant of options to the executives based on a number of subjective factors, including performance of the Corporation and performance of the individual executive's functional area of responsibility.

Compensation of the Chief Executive Officer

         Compensation of Michael Favish the Chief Executive Officer of the Corporation is based on the terms and conditions of a contractual agreement signed in August 2002. The contract allows for annual increases in base compensation at the discretion of the compensation committee, allows for bonus grants at the discretion of the compensation committee and allows Mr. Favish annual stock option grants of not less than 10,000 shares (see "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" section below). For 2003, the compensation committee has established four separate pre-tax net income targets which if achieved by the Corporation during such period, would entitle Mr. Favish to a bonus compensation of thirty percent (30%), sixty percent (60%), seventy five percent (75%) and one hundred percent (100%), respectively, of his base salary. In 2002, Mr. Favish earned bonus compensation equal to sixty percent (60%) of his base salary, based on the achievement by the Corporation of the applicable targets established by the compensation committee.

Members of the Compensation Committee

Joel K. Rubenstein, Chairman
John J. Shea
Nicholas A. Giordano

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         All of the members of the compensation committee are non-employee directors of the Corporation and are not former officers of the Corporation.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the fiscal years ended December 31, 2000, 2001 and 2002, the compensation paid by the Corporation, as well as certain other compensation paid or accrued for those years, to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers of the

Corporation (collectively, the "Named Executives") for the fiscal year ended December 31, 2002.

--------------------------------------------------------------------------------------------------------------------
                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                                                     LONG-TERM
                                                        ANNUAL COMPENSATION                        COMPENSATION
                                          ------------------------------------------------      --------------------
Name and Principal Position                Year     Salary ($)    Bonus ($)     Other ($)           Options (#)
------------------------------------------------------------------------------------------      --------------------
Michael Favish                             2002       $250,000     $150,000       $17,408  (1)                   --
     Chairman and Chief Executive          2001        230,000       25,000        19,663  (2)               23,000
     Officer                               2000        210,000           --        19,746  (3)                   --

Scott P. Dickey                            2002       $200,000     $100,000       $10,554  (4)                   --
     President  and Chief Operating        2001        150,000       37,500         7,035  (5)              160,938
     Officer                               2000             --           --            --                        --

Thomas R. Hillebrandt                      2002       $135,000     $ 33,750       $15,825  (6)                   --
     Senior Vice President and Chief       2001        120,000       10,000         8,051  (7)               20,000
     Financial Officer                     2000         51,923       10,000         1,500  (8)               20,000

Jon D. Schneider                           2002       $115,000     $190,168       $15,297  (9)                   --
     Vice President, Promotion and         2001        105,000       24,000        13,516 (10)                5,000
     Team Sales                            2000         51,500       10,000         1,500 (11)               10,000

Steven B. Katzke                           2002       $120,000      $63,299        $8,533 (12)                   --
     Vice President, Entertainment         2001        100,000       54,837         3,000 (13)                7,000
     Sales and Marketing                   2000         90,000       20,000         3,000 (14)                   --

(1) Includes $9,000 for reimbursement of automobile expenses, $5,923 for disability insurance coverage and $2,485 for health insurance coverage.

(2) Includes $9,000 for reimbursement of automobile expenses, $8,546 for disability insurance coverage and $2,117 for health insurance coverage.

(3) Includes $9,000 for reimbursement of automobile expenses, $8,000 for disability insurance coverage and $2,746 for health insurance coverage.

(4) Includes $6,000 for reimbursement of automobile expenses, $2,069 for disability insurance coverage and $2,485 for health insurance coverage.

(5) Includes $4,500 for reimbursement of automobile expenses, $1,034 for disability insurance coverage and $1,501 for health insurance coverage.

(6) Includes $3,000 for reimbursement of automobile expenses, $529 for disability insurance coverage and $12,297 for health insurance coverage.

(7) Includes $3,000 for reimbursement of automobile expenses, $132 for disability insurance coverage and $4,919 for health insurance coverage.

(8)  Includes $1,500 for reimbursement of automobile expenses.

(9) Includes $3,000 for reimbursement of automobile expenses and $12,297 for health insurance coverage.

(10) Includes $3,000 for reimbursement of automobile expenses and $10,516 for health insurance coverage.

(11) Includes $1,500 for reimbursement of automobile expenses.

(12) Includes $3,000 for reimbursement of automobile expenses and $5,358 for health insurance coverage.

(13) Includes $3,000 for reimbursement of automobile expenses.

(14) Includes $3,000 for reimbursement of automobile expenses.

STOCK OPTIONS

         No grants of stock options under the Plan were made to the Named Executives during 2002.

OPTION HOLDINGS

         The following table sets forth stock options exercised by the Named Executives during 2002 and unexercised options held by the Named Executives as of the end of 2002.

----------------------------------------------------------------------------------------------------------------------------
                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------
                                                                 SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                                 SHARES        VALUE             UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                EXERCISED    REALIZED              12/31/02 (#)(1)                  12/31/02 ($)(2)
NAME                               (#)          ($)         EXERCISABLE      UNEXERCISABLE  EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------
Michael Favish                         --           --       134,667            15,333        $299,371           $32,659
Scott P. Dickey                        --           --        80,469            80,469        $233,407          $233,407
Thomas R. Hillebrandt                  --           --        20,000            20,000         $18,434           $30,516
Jon D. Schneider                       --           --         8,333             6,667         $ 4,417           $ 7,533
Steven B. Katzke                       --           --        20,667             4,667         $34,197           $ 9,941

(1) This represents the total number of shares subject to stock options held by the Named Executives as of December 31, 2002. These options were granted on various dates during the years 1994 through 2001.

(2) Based on the $4.13 closing price of the Corporation's Common Stock on the Nasdaq National Market on December 31, 2002.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Corporation is party to an employment agreement (the "Favish Agreement") with Michael Favish, which provides that Mr. Favish will serve as Chief Executive Officer for a three-year term commencing on August 10, 2002. Mr. Favish's annual base salary was $210,000 during 2000, $230,000 during 2001 and $250,000 during 2002, with annual increases at the discretion of the compensation committee. Mr. Favish is also entitled to a bonus at the discretion of the compensation committee and will be granted options, vesting over a three-year period, to purchase not less than 10,000 shares of Common Stock per year at a per share exercise price equal to the then-current fair market value. During 2000 Mr. Favish waived his contractual right to receive options to purchase 10,000 shares of Common Stock. During 2001, Mr. Favish received options to purchase 23,000 shares of Common Stock pursuant to a predecessor agreement to the Favish Agreement. During 2002, due to insufficient shares available under the Plan, Mr. Favish's options to purchase 10,000 shares of Common Stock were postponed subject to approval of the proposed amendment to the Plan. The Favish Agreement provides that Mr. Favish will not engage in a business which competes with the Corporation for the term of the Favish Agreement and for one year thereafter.

         If the Favish Agreement is terminated by the Corporation, including a constructive termination (as defined in the Favish Agreement), other than as a result of death or disability of Mr. Favish or for cause (and other than in connection with a change in control (as defined in the Favish Agreement) of the Corporation), the Corporation shall pay Mr. Favish a severance and non competition payment equal to the sum of (x) an amount equal to the base salary for the remainder of the term plus (y) an amount equal to the bonus compensation earned by Mr. Favish in respect of the last full fiscal year immediately preceding the year of termination multiplied by the number of full fiscal years remaining in the term. In the event of a termination of employment (including a constructive termination) within six (6) months following a change in control of the Corporation, the Corporation shall pay Mr. Favish a severance and non competition payment equal to the greater of (x) the sum of (i) an amount equal to the base salary for the remainder of the term plus (ii) an amount equal to the bonus compensation earned by Mr. Favish in respect of the last full fiscal year immediately preceding the year of termination multiplied by the number of full fiscal years remaining in the Term; or (y) 2.99 times the sum of the base salary plus the bonus compensation in respect of the year immediately preceding the year of termination. If the Favish Agreement is not renewed beyond the term or if the Favish Agreement is terminated by the Corporation, including a constructive termination, other than as a result of death or disability of Mr. Favish or for cause (and other than in connection with a change in control), during the last twelve (12) months of the term, the Corporation shall pay Mr. Favish a severance and non competition payment equal to the sum of (x) an amount equal to the base salary in respect of the calendar year immediately preceding the year of termination plus (y) an amount equal to the bonus compensation earned by Mr. Favish in respect of the calendar year immediately preceding the year of termination.

         The Corporation is party to an employment agreement (the "Dickey Agreement") with Scott P. Dickey, which provides that Mr. Dickey will serve as President and Chief Operating Officer for a two-year term commencing on April 1, 2003. Mr. Dickey's base salary under the predecessor agreement was $200,000 for each year of the agreement. Mr. Dickey's base salary shall be $100,000 for the period of April 1, 2003 to September 30, 2003, $120,000 for the period of October 1, 2003 to March 31, 2004 and $240,000 for the period April 1, 2004 to March 31, 2005. Mr. Dickey is also entitled to a bonus at the discretion of the compensation committee and will be granted options, subject to the approval of the proposed amendment to the Plan, vesting over a three-year period, to purchase 20,000 shares of Common Stock per year at a per share exercise price equal to the then-current fair market value. The Dickey Agreement provides that Mr. Dickey will not engage in a business which competes with the Corporation for the term of the Dickey Agreement and for one year thereafter, unless the Corporation elects not to pay Mr. Dickey a severance and non competition payment after Mr. Dickey does not renew the Dickey Agreement beyond its term.

         If the Dickey Agreement is terminated by the Corporation, including a constructive termination (as defined in the Dickey Agreement), other than as a result of death or disability of Mr. Dickey or for cause, the Corporation shall pay Mr. Dickey a severance and non competition payment equal to the sum of (x) an amount equal to the base salary for the remainder of the term plus (y) an amount equal to the bonus compensation earned by Mr. Dickey in respect of the last full fiscal year immediately preceding the year of termination multiplied by the number of full fiscal years remaining in the term. If the Dickey Agreement is not renewed beyond the term or if the Dickey Agreement is terminated by the Corporation, including a constructive termination, other than as a result of death or disability of Mr. Dickey or for cause, during the last twelve (12) months of the term, the Corporation shall pay Mr. Dickey a severance and non competition payment equal to the sum of (x) an amount equal to the base salary in respect of the calendar year immediately preceding the year of termination plus (y) an amount equal to the bonus compensation earned by Mr. Dickey in respect of the calendar year immediately preceding the year of termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Michael Favish, Chairman and Chief Executive Officer of the Corporation, and Karen Betro, Vice President of Operations of the Corporation, have a long-term relationship with no spousal rights. Derrick Favish, a non-officer employee and stockholder of the Corporation, is the brother of Michael Favish, the Chairman and Chief Executive Officer of the Corporation. Terry Favish, non-officer employee of the Corporation, is the son of Michael Favish.

         Any future transaction with directors, executive officers or their affiliates, including, without limitation, any granting or forgiveness of loans, will be made only if the transaction has been approved by a majority of the then independent and disinterested members of the Board of Directors and is on terms no less favorable to the Corporation than could have been obtained from unaffiliated parties.


                                PERFORMANCE GRAPH

         The following graph compares cumulative total returns for the Corporation's common stock to the cumulative total returns of the Russell 2000 Index ("Russell 2000") and Standard & Poor's SmallCap 600 Index ("SmallCap 600") for the five-year period ending December 31, 2002. The data assumes $100 invested on December 31, 1997 in each of the Corporation's stock, the Russell 2000 and SmallCap 600 indexes. The cumulative return for the Russell 2000 and SmallCap 600 assume dividends are reinvested. The Corporation did not pay dividends during this period.

                               [GRAPHIC OMITTED]


                                                Cumulative Total Return
                              -------------------------------------------------------------------
                                12/97      12/98      12/99       12/00      12/01       12/02
                              -------------------------------------------------------------------
Fotoball USA, Inc.              $100.00    $244.93     $457.25     $81.88     $239.13    $299.28
Russell 2000                    $100.00     $96.55     $115.50    $110.64     $111.78     $87.66
S&P SmallCap 600                $100.00     $97.90     $109.18    $121.21     $128.16    $108.53


      APPROVAL OF AN AMENDMENT TO THE CORPORATION'S 1998 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UPON EXERCISE OF
                       OPTIONS FROM 800,000 TO 1,100,000

         The Plan provides for issuance of options to purchase up to an aggregate of 800,000 shares of Common Stock (subject to adjustment in the event of stock splits, stock dividends and similar dilutive events) to regular, full-time employees and non-employee directors of the Corporation or any parent or subsidiary (as defined in the Plan) of the Corporation. On April 18, 2003, the compensation committee, the administrator of the Plan, approved an increase of the number of shares available for issuance upon exercise of options granted under the Plan from 800,000 to 1,100,000 in order to ensure an adequate pool of stock options to attract and retain key employees and directors.

         To date, the Corporation has granted options to purchase 791,317 shares of Common Stock under the Plan, net of options cancelled.

         DESCRIPTION OF THE PLAN

         The Plan authorizes the issuance of both (i) incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) non-qualified stock options ("NQSOs") which do not conform to the requirements of Section 422 of the Code or which the compensation committee otherwise elects to treat as NQSOs. Pursuant to the Plan, employees of the Corporation may be granted either ISOs or NQSOs and non-employee directors of the Corporation may be granted only NQSOs. The exercise price of each NQSO or ISO shall be fixed by the compensation committee, but generally shall not be less than 100% of the fair market value of the Common Stock at the time of grant, except that the exercise price of each ISO granted to an employee who owns 10% or more of the outstanding stock of the Corporation or a subsidiary or parent of the Corporation ("10% Stockholder") shall not be less than 110% of the fair market value on the date of grant.

The term of each NQSO shall be fixed by the administrator of the Plan, but generally shall not exceed ten years from the date of the grant. The term of each ISO shall in no event be more than ten years from the date of the grant or, in the case of an ISO granted to a 10% Stockholder, five years from the date of the grant. No stock options may be granted under the Plan after the earliest to occur of (i) the date on which all options issuable under the Plan have been issued, (ii) the termination of the Plan by the Board of Directors or (iii) March 9, 2008.

         Subject to Code Section 422, no option and no right under any such option, shall be assignable, alienable, saleable, or transferable by a participant otherwise than by will or by the laws of descent and distribution, and such option, and each right under any such option, shall be exercisable during the participant's lifetime, only by the participant or if permissible under applicable law (including Code Section 422, in the case of an ISO) by the participant's guardian or legal representative. No option and no right under any such option may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Corporation. Notwithstanding the foregoing, the compensation committee may, in its discretion, provide that NQSOs be transferable, without the benefit of such immediate family members and to partnerships in which such family members are the only partners.

         Payments by optionholders upon exercise of an option may be made (as determined by the compensation committee) in cash or such other form of payment as may be permitted under the Plan, including, without limitation, shares of Common Stock, outstanding options or other consideration or a broker-assisted cashless exercise program established by the compensation committee. Upon the exercise of an option, the optionholder shall pay to the Corporation the exercise price plus the amount of the required federal and state withholding taxes, if any. The Plan also allows participants to elect to have shares withheld upon exercise for the payment of federal and state withholding taxes.

         Subject to the provisions of the Plan, the compensation committee has the authority to determine the individuals to whom options are to be granted, the number of shares to be covered by each option, the exercise price, the type of option, the option period, the restrictions, if any, on the exercise of the option, the terms for the payment of the option price and other terms and conditions. The compensation committee has the authority, subject to the terms of the Plan, to construe and interpret any of the provisions of the Plan or any option granted thereunder. Such Interpretations are binding on the Corporation and the optionholder.

         In addition to the ISOs and the NQSOs, which may be granted to employees under the Plan at the discretion of the administrator of the Plan, each non-employee director automatically receives an option to purchase 5,000 shares of Common Stock on July 1 of each year of service as a non-employee director on the Board of Directors during the term of the Plan. The exercise price of the shares of the Common Stock subject to options granted to each non-employee director shall be equal to the fair market value of the shares of the Common Stock on the date of grant. Options granted under the Plan to non-employee directors, with limited exceptions, may only be exercised within ten years of the date of grant and while the recipient of the option is a director of the Corporation.

         During 2002, 19,500 stock options were granted, 29,800 stock options were exercised, and 20,834 stock options were canceled.

         The Plan, as originally adopted by a majority of the stockholders of the Corporation on May 28, 1998, provided for the issuance of options to purchase up to 500,000 shares of Common Stock (subject to adjustments in the event of stock splits, stock dividends and similar dilutive events). The Plan was amended by shareholder approval on May 18, 1999, to provide for the issuance of options to purchase up to 700,000 shares of Common Stock and on June 21, 2001 to provide for the issuance of options to purchase up to 800,000 shares of Common Stock (subject to adjustments in the event of stock splits, stock dividends and similar dilutive events). Since the adoption of the Plan and its amendments, however, the number of shares available for issuance has become inadequate to insure an appropriate supply of options to be provided as incentives to attract and retain key employees and directors necessary to effectively manage the business. Therefore, on April 18, 2003, the Board of

Directors approved an increase in the number of shares available for issuance upon exercise of options granted under the Plan from 800,000 to 1,100,000. The Board of Directors believes that this increase in shares will be sufficient to provide for the Corporation's needs for the near future. Under the terms of the Plan, such an increase in the number of shares in the Plan must be approved by the holders of a majority of the Corporation's voting stock.

         The following table sets forth the amounts that will be received by or allocated to each of the listed individuals under the Plan.

         --------------------------------------------------------------------------------
                                           NEW PLAN BENEFITS
         --------------------------------------------------------------------------------
                                                                           Number of
         Name and Position                                              Options (#) (1)
         --------------------------------------------------------------------------------
         Michael Favish                                                    30,000 (2)
            Chairman, Chief Executive Officer and Director
         Scott P. Dickey                                                   40,000 (3)
            President, Chief Operating Officer and Director
         Thomas R. Hillebrandt                                                 --
            Senior Vice President and Chief Financial Officer
         Jon D. Schneider                                                      --
            Vice President, Promotion and Team Sales
         Steven B. Katzke                                                      --
              Vice President, Entertainment Sales and Marketing
                                                                        --------------
         Executive Group                                                   60,000
         Non-Executive Director Group                                      20,000 (4)
         Non-Executive Officer Employee Group                                  --


         (1)  The exercise price of these options will be the fair market value on the date of grant.
         (2)  Issued under the provisions of his employment agreement for 2002, 2003 and
              2004.
         (3)  Issued under the provisions of his employment agreement for 2003 and 2004.
         (4)  Issued under the formula provisions of the Plan relating to non-employee directors.

         Except for the increase in the number of shares, the Plan will remain in full force and effect as at present. The amendment to the Plan would provide that the first sentence of Section (4)(a)(i) of the Plan be amended to read in its entirety:

         Options issuable under the Plan are limited such that the maximum aggregate number of Shares which issued to, or by reason of, Options is 1,100,000.

         BOARD RECOMMENDATION

         The Board of Directors recommends that the stockholders vote FOR approval of an amendment to the Plan increasing the number of shares available for issuance upon exercise of options from 800,000 to 1,100,000.


                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the audit committee, the Corporation's Board of Directors has appointed the firm of KPMG LLP as its independent public accountants for the fiscal year ending December 31, 2003, subject to ratification of the stockholders. KPMG LLP has been employed regularly by the Corporation to audit its consolidated financial statements since March 2002.

         KPMG LLP has advised the Corporation's audit committee that it is "independent" of the Corporation within the meaning of Rule 2-01 of SEC Regulation S-X as amended by the SEC on November 21, 2000.

         BOARD RECOMMENDATION

         The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the selection of KPMG LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 2003.

                                 OTHER BUSINESS

         The Board of Directors of the Corporation knows of no other matters that may be presented at the Annual Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.


                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         Proposals of stockholders intended to be presented at the next annual meeting of the Corporation's stockholders must be received by the Corporation in order to be considered for inclusion in the Corporation's 2004 proxy materials on or prior to January 19, 2004 (120 days prior to the estimated date of mailing for the Corporation's 2004 Annual Meeting of Stockholders). Such proposals should be sent to the Chief Financial Officer of the Corporation by certified mail, return receipt requested. Proposals must comply with the proxy rules relating to stockholder proposals, including Rule 14a-8 promulgated under the Securities Exchange Act of 1934, in order to be included in the Corporation's proxy materials. A proxy will confer discretionary authority to management of the Corporation to vote on any matter at the next annual meeting of the Corporation's stockholders other than matters for which the Corporation received notice by a stockholder prior to March 1, 2004; provided, however, that if the 2004 Annual Meeting is held more than 30 days from June 22, 2004, the Corporation will notify the stockholders of a revised date for submitting notice to the Corporation.

         The Corporation's charter documents provide that any stockholder of record at the time notice is provided to the Corporation may nominate persons for election to the Board of Directors or submit business proposals. Notice must be delivered to, or mailed and received by, the Secretary of the Corporation not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which notice of the meeting or public disclosure thereof was given or made. The notice must meet other requirements contained in the Corporation's charter documents, copies of which can be obtained from the Secretary of the Company at the address set forth herein, or from the Securities and Exchange Commission.

         The nominating/corporate governance committee will consider qualified nominees for Board of Director membership submitted by stockholders in accordance with the foregoing procedures. A stockholder wishing to nominate a candidate should forward the candidate's name and a detailed background of the candidate's qualifications, including principal occupations or employment held over the past five years, and provide a written statement of the nominee indicating his or her willingness to serve if elected. Generally, candidates must be highly qualified and have broad training and experience in their chosen fields. They should represent the interests of all stockholders and not those of a special interest group.


                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         The Annual Report to Stockholders of the Corporation for the year ended December 31, 2002 is being furnished simultaneously herewith. Such report and the financial statements included therein are not to be considered a part of this proxy statement.

         UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER, MANAGEMENT WILL PROVIDE, FREE OF CHARGE, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO. REQUESTS SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, FOTOBALL USA, INC., 6740 COBRA WAY, SAN DIEGO, CALIFORNIA 92121.

                              COST OF SOLICITATION

         The cost of soliciting proxies in the accompanying form has been or will be borne by the Corporation. In addition to solicitation by mail, solicitations may be made personally, by telephone, by telegraph or by mail by officers, directors and employees of the Corporation, without additional remuneration therefore, and arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for their reasonable out-of-pocket expenses.

         It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                      By Order of the Board of Directors,


                                      /s/ Karen M. Betro
                                      ------------------------------------------
                                      KAREN M. BETRO
                                      Secretary
Dated:  May 19, 2003
San Diego, California

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                               FOTOBALL USA, INC.


I.       AUDIT COMMITTEE PURPOSE

The Audit Committee of the Board of Directors of the Company is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:


o Monitor and review the accuracy and fairness of the Company's financial reports and monitor and ensure the adequacy of the Company's systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Provide an avenue of communication between the independent auditors, management and the Board of Directors.


The Audit Committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities and it shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or advisors it deems necessary in the performance of its duties or to assist in the conduct of any investigation.


II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the Securities and Exchange Commission, the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall, at the time of their appointment, have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise and otherwise comply with the provisions of the Sarbanes-Oxley Act and related regulations to be promulgated by the Securities and Exchange Commission and the Nasdaq Stock Market. Members of the Audit Committee shall enhance their familiarity with finance and accounting by participating in continuing educational programs, as mandated by the Nasdaq Stock Market.

Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If the Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee will have regular meetings at least four times per year (all of which should coincide with, and precede, the Company's public announcement of its quarterly and annual results) or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately and separately, on a regular basis, with management and with the independent auditors, to discuss any matters that the Audit Committee or each of these groups believes should be discussed.


III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

1. Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Directors for approval and have this Charter published in a proxy or information statement periodically in accordance with Securities and Exchange Commission regulations.

2. Review the Company's annual audited financial statements and related footnotes prior to filing or distribution. The review should include separate discussions with management and with the independent auditors of significant issues and disagreements (if any) regarding accounting principles, practices and judgments, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and the effect of using different accounting principles, practices and judgments.

3. Review the Company's quarterly earnings prior to filing or distribution and discuss with management and with the independent auditors.

4. Review any reports or other documents that include public financial disclosures prior to filing or distribution and discuss with management, if appropriate, whether the information contained in these documents is consistent with the information contained in the Company's financial statements.

5. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and adequacy of controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review and assess management's critical accounting estimates and policies and off-balance sheet transactions (if any).

6. Review written reports and significant findings prepared by the independent auditors, if any, including reports regarding the Company's critical accounting policies, alternative treatments of financial information and material communications between the independent auditor and management and if appropriate, discuss the information contained in the reports with the independent auditors. Review management's responses, if any, to such reports and findings, including the status of previous recommendations.

7. Review and approve, in compliance with the provisions of the Sarbanes-Oxley Act, the hiring of employees of the independent auditors who were engaged on the Company's account.

8. Review annually policies and procedures, as well as audit results, associated with directors' and officers' expense accounts and perquisites, and other uses of corporate assets.

9. Review and approve a summary of directors' and officers' related party transactions and potential conflicts of interest.

INDEPENDENT AUDITORS

10. The independent auditors are accountable to the Audit Committee and the Board of Directors, and the Audit Committee has the sole authority and responsibility to select and hire, oversee, determine funding for, evaluate and, where appropriate, replace the independent auditors (and independent counsel and other advisors to represent the Audit Committee). The Audit Committee shall review the performance of the independent auditors, the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditors.

11. Approve the fees and other significant compensation to be paid to the independent auditors (and independent counsel and other advisors to represent the Audit Committee).

12. Review the non-audit services to determine whether they are permissible under current law. Preapprove the provision of any permissible non-audit services by the independent auditors and the related fees of the independent auditors therefor. Consider whether the provision of these other services is compatible with maintaining the auditors' independence.

13. On an annual basis, the Audit Committee should receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company and should discuss with the independent auditors the disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board of Directors take appropriate action to ensure the independence of the auditors. Annually, the Audit Committee shall ensure receipt of a formal written statement from the independent auditors with respect to their independence consistent with all applicable standards.

14. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

15. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants: A Statement of Auditing Standards No. 61, including such matters as (i) the consistency of application of the Company's accounting policies; (ii) the completeness of information contained in the financial statements and related disclosures; (iii) the selection of new or changes to the Company's accounting policies; (iv) estimates, judgments and uncertainties; (v) unusual transactions and (vi) accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they are recorded.

16. Obtain and consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting; the discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by the management in preparing the financial disclosure.



LEGAL COMPLIANCE

17. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

18. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

19. Establish and maintain appropriate procedures for the receipt, retention and treatment of complaints received from employees of the Company regarding accounting, internal accounting controls or auditing matters. A memo setting forth such procedures shall be distributed to all employees of the Company on at least an annual basis.

20. Maintain minutes of meetings and report Audit Committee actions to the Board of Directors on a regular basis including any recommendations the Audit Committee deems appropriate.

21. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

22.  Periodically perform self-assessment of Audit Committee performance.

23. Develop and recommend to the Board a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

PROXY

                               FOTOBALL USA, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 18, 2003

     The undersigned hereby appoints Michael Favish and Thomas R. Hillebrandt, and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of Common Stock of Fotoball USA, Inc. (the "Corporation") of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 1:30 P.M., local time, on June 18, 2003 or at any adjournment(s) thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.


               PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

     This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    (Continues on the reverse side)

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. The Board of Directors recommends that you vote FOR the following proposals:

1.   To elect one director to hold office until the 2006 Annual Meeting of Stockholders and until the election and qualification of his successor:


    Nominee:  Michael Favish             [] FOR the nominee               [] WITHHOLD AUTHORITY to vote for the nominee

    Nominee:  John J. Shea               [] FOR the nominee               [] WITHHOLD AUTHORITY to vote for the nominee


2.  To increase the number of the Corporation's shares of common stock reserved for issuance under the Corporation's 1998 Stock
    Option Plan from 800,000 to 1,100,000.  [] FOR the proposal   [] AGAINST the proposal  [] ABSTAIN  from  voting  on the proposal

3.  To ratify the selection of KPMG LLP as the Corporation's independent public accountants for the fiscal year ending December 31,
    2003.                                   [] FOR the proposal   [] AGAINST the proposal  [] ABSTAIN from voting on the proposal

4.  To transact such other business as may properly come before the Meeting.

                                   RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                                   Dated______________________________________________________________________________

                                   ___________________________________________________________________________________

                                   ___________________________________________________________________________________
                                                          Signature(s) of Stockholder(s)


                                   This Proxy shall be signed exactly as your name(s) appears hereon, if as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.
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